June 18, 2018
TOUCHSTONE STRATEGIC TRUST

Touchstone Flexible Income Fund
Touchstone Focused Fund
Touchstone Growth Opportunities Fund
Touchstone International Growth Fund
Touchstone International Value Fund
Touchstone Mid Cap Growth Fund
Touchstone Small Cap Growth Fund
Touchstone Sustainability and Impact Equity Fund

Supplement to the Prospectus dated July 30, 2017

Notice of Reduction of Class A Shares Sales Load

Effective on or about August 17, 2018, the “Maximum Sales Charge (Load) Imposed on Purchases” in the Fees and Expenses Table for each of the Touchstone Flexible Income Fund, Touchstone Focused Fund, Touchstone Growth Opportunities Fund, Touchstone International Growth Fund, Touchstone International Value Fund, Touchstone Mid Cap Growth Fund, Touchstone Small Cap Growth Fund, and Touchstone Sustainability and Impact Equity Fund (collectively, the “Equity Funds”) is reduced to 5.00% and the first paragraph in the section “The Fund’s Fees and Expenses” for each Equity Fund is replaced with the following:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 or more in the Touchstone Equity Funds.  More information about these and other discounts is available from your financial professional, in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information ("SAI") on page 66 and 63, respectively, and in Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts to the Fund's prospectus.

Additionally, in the “Choosing a Class of Shares” section of the prospectus, the table in the "Class A Shares Charge" section is replaced with the following:

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Offering Price
Under $25,000	5.00%	5.26%	4.50%
$25,000 but less than $50,000	4.50%	4.71%	4.25%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million or more	0.00	0.00	None*
* Distributor may pay a Finder's Fee on qualifying assets to dealers who initiate purchases of Equity Class A shares of $1,000,000 or more. However if shares are redeemed prior to 12 months after the date of purchase they may be subject to a CDSC of up to 1%.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

   TSF-54-TST-S11-1806